1. Organization and Nature of Operations	3 Months Ended
Mar. 31, 2015
Organization, Consolidation and Presentation of Financial Statements [Abstract]
1. Organization and Nature of Operations

Note 1 Organization and Nature of Operations

Safety Quick Lighting & Fans Corp. (“Company”), a Florida corporation, was originally organized in May 2004 as a limited liability company under the name of Safety Quick Light, LLC (“SQL-LLC”). The Company was converted to corporation on November 6, 2012. The Company holds a number of worldwide patents, and has received a variety of final electrical code approvals, including UL-Listing and CSA approval (for the United States and Canadian Markets), and CE (for the European market). The Company maintains an office in Foshan, Peoples Republic of China with three staff of quality control engineers.

The Company’s patented product is a quick-connect, Power-Plug device (that is certified to hold up to 50 pounds) used in light fixtures and ceiling fans. The two-part device consists of a female receptacle which installs into all junction boxes, and a male plug which is pre-installed in the lighting fixtures/ceiling fans. The connection device allows for safe, quick and easy installation of a light fixture and ceiling fan, similar to Plugging-In a table lamp into a wall outlet and eliminating the need to deal with or touch electrical wires.

The Company markets consumer friendly, energy saving “Plug-In” ceiling fans and light fixtures under the GE brand as well as ‘conventional’ ceiling lights and fans carrying the GE brand. The Company also owns 98.8% of SQL Lighting & Fans LLC (“Subsidiary”). The Subsidiary was incorporated in Florida on April 27, 2011 and is in the business of manufacturing the patented device that the Company owns. The subsidiary had no activity during the periods presented.

The Company’s fiscal year end is December 31.